Exhibit 10.1
THIRD AMENDMENT TO SCHEDULE #1 OF THE MASTER AGREEMENT

This Third Amendment (“Third Amendment”) to Schedule #1 is entered into as of June 1, 2023 (the “Third Amendment Effective Date”) by and between CARDLYTICS, INC. (“Supplier” or “Cardlytics”) and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (“JPMC”).

WHEREAS, JPMC and Supplier previously entered into that certain Schedule #1 on May 4, 2018, which has been subsequently amended by the parties (the “Schedule”); and

WHEREAS, JPMC and Supplier now desire to further amend the Schedule to, among other things, increase the Supplier Billings Share as set forth herein;

NOW, THEREFORE, in consideration of the promises, covenants and the mutual obligations hereinafter set forth, JPMC and Supplier agree as follows:

I.DEFINITIONS; EFFECTIVENESS

1.1Definitions

Unless otherwise defined in the body of this Third Amendment, the capitalized terms used in this Third Amendment shall have the meanings prescribed to them in the Schedule.

1.2Effective Date

Except as otherwise provided herein, the provisions of this Third Amendment shall take effect on the Third Amendment Effective Date.

II.SUPPLIER BILLINGS SHARE

2.1Attachment 4 of the Schedule, Section A(15)(a) is hereby amended to state as follows:

15.“Supplier Billings Share” means the amount retained by Supplier, which:
a)for a Qualifying Transaction made by a Select Account:
(x)( i ) from the Third Amendment Effective Date through [***], equals JPMC Billings, multiplied by the total of [***] percent ([***]%) of JPMC Billings; (ii) from [***]through to [***], equals JPMC Billings, multiplied by the total of [***] percent ([***]%) of JPMC Billings; (iii) from [***] through [***] (or in the event that the Schedule is [***], through [***]) equals JPMC Billings, multiplied by the total of [***] percent ([***]%) of JPMC Billings; and (iv) in the event that the Schedule is in [***], then from [***] through [***], equals JPMC Billings, multiplied by the total of [***] percent ([***]%) of JPMC Billings.
plus

(y)any Incentive Bonuses minus
(z)any Billings Share Reductions

(provided, however, that in no circumstance shall Supplier Billings Share for a Select Account equal less than Supplier’s applicable billings share rate as stated in Section A(15)(a)(x) (e.g., in [***] Supplier Billings Share for a Select Account shall not equal less than [***] ([***]%) of JPMC Billings).

III.QUALITY OF SERVICE AND REPORTS

3.1Attachment 2 of the Schedule, at Section 2, titled “General Principals”, is hereby amended to add the following at the end of the section:

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.1
Supplier represents and warrants that Supplier will not [***] throughout the Term (i) as a direct result of Supplier entering into an agreement [***] that requires Supplier to [***] or (ii) due to the fact that Supplier [***]. Supplier represents and warrants that Supplier will make [***]. [***]. In the event that Supplier is aware of any action that is likely to [***], Supplier will [***], alert JPMC at least [***] days in advance of [***]. Additionally, notwithstanding anything to the contrary contained in the Agreement or this Schedule, in the event that [***], the [***] shall be calculated [***] and that calculation shall [***], subject to the [***].

Further, in the event that [***], the parties agree that JPMC may require Supplier to [***]. JPMC must provide Supplier with [***], within 45 days following JPMC’s receipt of [***]. [***]. [***].

Additionally, in the event that all or substantially all of the assets or stock of Supplier are sold, [***].

3.2Attachment 2 of the Schedule, at Section 6, titled “Reports”, is hereby amended to add the following to the end of the Section:

In addition, on a monthly basis, Supplier will provide JMPC with the following reports, along with a summary of any relevant information known to Supplier that Supplier believes may have impacted any notable changes, if any, from the prior monthly report. Such monthly report shall be substantially in the form, and contain the content, attached hereto as Annex F, along with the aforementioned summary:

[***]
[***]
[***]

3.3Attachment 2 of the Schedule is hereby amended to add Annex F, attached hereto, as Annex F to Attachment 2.

IV.AMENDMENT OF SCHEDULE; CONFLICTS

This Third Amendment shall amend the Schedule only as specifically provided herein, and the Agreement shall otherwise remain in full force and effect according to its terms. Documents executed electronically using electronic signature software (e.g. DocuSign or similar software), or similar methods and transmitted via facsimile or electronically shall be as legally binding for all purposes as an original signature. To the extent there is a conflict between this Third Amendment and the Agreement or the Schedule, the provisions of this Third Amendment will take precedence.

(Signature Page Follows)

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.1

IN WITNESS WHEREOF, the Parties have executed this Third Amendment on the dates reflected below, to be effective as of the Third Amendment Effective Date.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION	CARDLYTICS, INC.

/s/ Richard Muhlstock	/s/ Karim Temsamani
Richard Muhlstock	Karim Temsamani
Title: MD, Head of Officers & Ecommerce	Title: CEO
Date: June 29, 2023	Date: June 29, 2023

Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.1

Annex F

[***]

[***]
Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.